Exhibit 99.1
NEUROSURGERY OPHTHALMOLOGY QUALITY. PERFORMANCE. INNOVATION. Investor Presentation March 2014

Certain statements made in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation may include statements concerning management’s expectations of future financial results, potential business, potential acquisitions, government agency approvals, additional indications and therapeutic applications for medical devices, as well as their outcomes, clinical efficacy and potential markets and similar statements, all of which are forward looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. For a discussion of such risks and uncertainties, please refer to the information set forth under “Risk Factors” included in Synergetics USA, Inc.’s Annual Report on Form 10-K for the year ended July 31, 2013, and information contained in subsequent filings with the Securities and Exchange Commission. These forward looking statements are made based upon our current expectations and we undertake no duty to update information provided in this presentation. Safe Harbor Statement *

Overview Corporate Information Market Information NASDAQ: SURG Market Cap: $77.76mm 52 Week Range: $2.88 – $4.99 Shares Outstanding: 25mm Institutional Ownership: 46% Russell Microcap Index * Synergetics USA, Inc. is a medical device company focused in the fast-growing ophthalmology and neurosurgery markets Formed through a reverse merger of Synergetics, Inc. and Valley Forge Scientific Corp. in 2005 Synergetics, Inc. was founded in 1991 and Valley Forge was founded in 1980 Corporate Headquarters: O’Fallon, MO Manufacturing Facilities: O’Fallon, MO and King of Prussia, PA *Source: Yahoo Finance, as of 3/24/14.

Track Record of Growth * *Fiscal Year 2013 gross and operating margins are displayed on a non-GAAP basis to exclude inventory write-down. Detailed reconciliation on slide 30.

FY 2013 Revenue Mix Ophthalmic sales represent our largest and highest margin business In the U.S., we sell ophthalmic surgical products directly to end-users at hospitals, ambulatory surgery centers and surgeon offices throughout the country Internationally, we sell and distribute ophthalmic surgical products in approximately 65 countries, including four emerging markets Marketing partner and key OEM relationships with J&J’s Codman division and Stryker for neurosurgery products *

Overall Strategy Drive accelerating growth in our Ophthalmology business with the launch of new products, foremost of which is VersaVIT™ Deliver improved profitability through enterprise-wide lean initiatives Manage OEM and neurosurgery businesses for stable growth and strong cash flows Demonstrate consistent, solid financial performance *

Recent Developments – Q2’14 Continued progress on VersaVIT™ commercialization has lead to a growing number of new VersaVIT™ customers placing disposable re-orders to satisfy utilization needs Challenging competitive environment has pressured revenue growth in base ophthalmic business in recent quarters Contributions from our recent acquisition of MISS Ophthalmics partially offset the weaker growth in base business sales internationally in the Q2‘14 OEM partnerships remain strong - On a rolling four-quarter basis, our OEM business posted year-over-year growth of approximately 17% in Q2’14 Internal focus on improving operational excellence and enterprise-wide lean initiatives King of Prussia plant closure *

Ophthalmic Surgical Market *

Ophthalmic Surgical Market * *Source: Synergetics USA annual report on Form 10-K for period ended July 31, 2012.

2011 Global Retinal Surgery Device Market * *Source: Synergetics USA quarterly report on Form 10-Q for period ended April 30, 2013. Market Size = $935 million* Synergetics products compete in ~22% of the retinal device market (shaded in black)

2013 Global Retinal Surgery Device Market * Estimated Market Size = $1.13 Billion* Implied Annual Growth = ~7% Synergetics products compete in ~67% of the retinal device market (shaded in black) *Source: Synergetics USA quarterly report on Form 10-Q for period ended April 30, 2013. Market Scope data estimates that the vitreoretinal market will grow approximately 7 percent to $1.1 billion in 2013, as compared to 2012.

ASC vs. Hospital Ambulatory Surgery Center (ASC) Physicians control care for patients Typically owned by surgeons or corporations More efficient – less time wasted Specialized (ophtho, ortho, etc.) Highly focused on profitability Lower costs to patients and government (current vitrectomy reimbursement rate of $1,655) Hospital Out-Patient Department (HOPD) Challenging patient flow (pre, intra, post) Staff not specialized and are trained to handle multiple specialties Patient frustrations – parking, long walks to OR, confusing, etc. Equipped to handle more difficult procedures Higher costs to patients and government (current vitrectomy reimbursement rate of $2,820) *

Ophthalmic Products Core VersaPACK™ VersaVIT™ Directional Laser Probes DDMS- Diamond Dusted Membrane Scraper Endoilluminator Awh Chandelier Photon II New * Directional Laser Probe

VersaVIT™: A Game Changer VersaVIT™ is our first product for the lucrative vitrectomy machine market valued at $200 million (machines only) A new concept in retinal surgery Highly portable Moderately priced Easy to use Comparable clinical performance Compact, lightweight and portable Small footprint < 25 pounds Capable of running on battery power and gas cartridges Ideally suited for ASCs, as a traveling unit for satellite offices and potentially for in-office procedures Demonstrably lower total cost of ownership and operation * Performed over 6,600 retinal procedures with VersaVIT™ to date, up more than 21% sequentially in Q2’14

VersaVIT™ vs. the Competition * VersaVIT™ vs. ACCURUS® (25lbs vs. 90lbs) CONSTELLATION® Vision System CONSTELLATION® Vision System and ACCURUS® are registered trademarks of Alcon® Laboratories, a division of Novartis

VersaVIT™: Strategic Growth Plan & Progress Update Targeting two primary segments: high volume ASC facilities that perform the majority of vitrectomy procedures select teaching institutions U.S. Market: 22 direct sales reps; International markets: hybrid distribution of direct and dealers Continue to increase the number of evaluations in progress Early evaluations skewed to highest volume ASCs in the U.S. Top-tier retinal centers represent sizable market share opportunity over the long-term, but evaluations are more involved Average evaluation time through Q2’14 remains 15 weeks 43 VersaVIT™ customers placed orders for our VersaVIT™ packs in Q2’14 Expect material contribution to total Company ophthalmic revenue in FY’14 *

VersaPACK™: Compelling Value Proposition VersaPACK™ is our first product for the $324 million vitrectomy pack market Compelling value proposition to retinal surgeons Competitively priced vs. other packs Compatible with existing competitive vitrectomy machines Enables continued use of 1st generation machines, avoiding large capital expenditure Estimated 324,000 vitrectomies performed yearly (U.S.) *

Ophthalmology Product Video *

Neurosurgery Market *

Neurosurgery Overview Best-in-class neurosurgical technologies Ultrasonic aspirators Disposable tips and tubing Electrosurgical generators Disposable bipolar forceps Strong OEM partnerships J&J’s Codman division distributes our electrosurgical generators and bipolar forceps Stryker distributes our ultrasonic aspirator disposables Multi-year OEM contracts with Codman and Stryker provide stable annual growth, attractive operating margins and high barriers to entry *

OEM (Neurosurgery) Products * Codman Stryker Lesion Generator SONOPET OMNI Ultrasonic Aspirator Disposable Tips Codman Synergy Disposable Bipolar Forceps CMC V

Neurosurgery Product Video *

Financials *

Financial Comparison – Quarterly * Revenues from OEM represent sales and royalties to Codman, Stryker and Mobius. Revenues from Other represent direct neurosurgery revenues and other miscellaneous revenues.

Financial Comparison – 6 Months * (N/M) Not Meaningful Revenues from OEM represent sales and royalties to Codman, Stryker and Mobius. Revenues from Other represent direct neurosurgery revenues and other miscellaneous revenues.

Financial Comparison – Annual * Revenues from OEM represent sales and royalties to Codman, Stryker and Mobius. Revenues from Other represent direct neurosurgery revenues and other miscellaneous revenues. Adjusted Gross Margin, Adjusted Operating Margin and Adjusted Net Income from Operations for FY 2013 and 2012 exclude impact of inventory write-downs ($367,000 pre-tax, $259,000 after-tax for FY 2012 and $2.1 million pre-tax, $1.5 million after-tax for FY 2013). See Non-GAAP reconciliation table at the end of this presentation for additional detail.

Investment Rationale Key medical device manufacturer supplying ophthalmic and neurosurgery markets with leading technologies Retinal surgery a compelling segment of ophthalmology New product introductions – foremost of which is the VersaVIT™ vitrectomy machine – drives total Company revenue growth over long term Business model fueled by the combination of high margin disposables and innovative capital equipment Long-term profit margin opportunities driven by improving operational efficiency and lean initiatives *

Management Team David M. Hable – President, CEO Over 30 years of progressive responsibility in sales, marketing, new business development and general management in the medical device industry. Over 20 years with J&J/Codman. Pamela Boone – Executive Vice President, CFO Previously served as CFO, VP and Corporate Controller for Maverick Tube Corporation. Over 25 years of financial expertise. Michael Fanning – Vice President, Domestic Sales Over 20 years in sales and management roles, working in service, medical device and manufacturing sectors. Jason Stroisch – Vice President, International Sales & Marketing Over 15 years in the medical device industry covering engineering, international sales and marketing management roles. Joan Kraus – Vice President, Regulatory Affairs / Quality Assurance Previously served as Senior Director Global Compliance for Teleflex Medical. Over 25 years in quality systems and process improvement roles working in medical devices, manufacturing, and distribution sectors. *

Non-GAAP Reconciliations(1) * N/M Not Meaningful See slide 31 for full description of the use of non-GAAP financial information. Non-operating adjustments include an inventory write-down of approximately $2.1 million, pre-tax, in fiscal year 2013 and exit costs of approximately $514,000, pre-tax, related to the closing of our King of Prussia facility. Effective tax rate for the three months ended January 31, 2014 and for the six months ended January 31, 2013 was not indicative of a full year rate. Thus, the effective tax rate for the six months ended January 31, 2014 and the fiscal year ended July 31, 2013 was utilized.

Non-GAAP Reconciliations(1) * See slide 31 for full description of the use of non-GAAP financial information. Non-operating adjustments include inventory write-downs: ($367,000 pre-tax, $259,000 after-tax, or $0.01 per diluted share, for FY 2012 and $2.1 million pre-tax, $1,5 million after-tax, or $0.06 per diluted share, for FY 2013). Represents diluted weighted average common shares outstanding.

(1)Use of Non-GAAP Financial Information We measure our performance primarily through our operating profit. In addition to our consolidated financial statements presented in accordance with GAAP, management uses certain non-GAAP measures, including EBITDA, operating return on average equity and operating return on average assets, to measure our operating performance. We provide a definition of the components of these measurements and reconciliation to the most directly comparable GAAP financial measure.   These non-GAAP measures are presented to enhance an understanding of our operating results and are not intended to represent cash flow or results of operations. The use of these non-GAAP measures provides an indication of our ability to service debt and measure operating performance. We believe these non-GAAP measures are useful in evaluating our operating performance compared to other companies in our industry, and are beneficial to investors, potential investors and other key stakeholders, including creditors who use this measure in their evaluation of performance.   These non-GAAP measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. *

NEUROSURGERY OPHTHALMOLOGY QUALITY. PERFORMANCE. INNOVATION. Investor Presentation March 2014 3845 Corporate Centre Drive O’Fallon, MO 63368 (636) 939-5100 www.synergeticsusa.com